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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 30, 1999



                       PP&L Transition Bond Company LLC.
            (Exact name of registrant as specified in its charter)


              Delaware                  333-75369           23-3004428
       -------------------------        ---------           ----------
     (State or Other Jurisdiction      (Commission        (I.R.S. Employer
           of Incorporation)             File No.)       Identification No.)


Two North Ninth Street, GENA9-2, Room 3
       Allentown, Pennsylvania                            18101
       -----------------------                            -----
        (Address of Principal                           (Zip Code)
          Executive Offices)


Registrant's telephone number, including area code (610) 774-7934


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Item 5.   Other Events
          ------------

          The Registrant registered issuances of Transition Bonds on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-75369). Pursuant to a base prospectus, dated July 29, 1999, and a prospectus supplement, dated July 29, 1999, the Registrant plans to issue approximately $2,420,000,000 in aggregate principal amount of its Transition Bonds, Series 1999-1 on or about August 10, 1999. This Current Report on Form 8-K discloses the use of additional Computational Materials (as defined in the Kidder Peabody Acceptance Corporation I, SEC No-Action Letter, available May 24, 1994) by the underwriters in connection with the offering of the Transition Bonds. These Computational Materials are filed as Exhibit 99.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PP&L Transition Bond Company LLC

                         By:  /s/  James E. Abel
                             ---------------------------------------
                             Name:  James E. Abel
                             Title:  Manager

Dated:  August 3, 1999

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                                 EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION
----------                              -----------

   99 Computational Materials as prepared by the underwriter in connection with the offering of the Transition Bonds